EXHIBIT 99.1

-----------
| Goldman |
| Sachs   |
|         |                                         GSAMP 2003-HE1                                 17:15 Wednesday, May 7, 2003   1
-----------                                    Portfolio Summary Report
                                           Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                             Loans  Principal Balance  Curr WAC   Am WAM  5/1 WAM  5/1 Age
___________________________________________________________________________________________________________________________________
0001 ALL LOANS                                       2,920    $454,838,876.30     7.956   347.86   347.85     4.62
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                       2,920    $454,838,876.30
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| Goldman |   Project:              GSAMP 2003-HE1                                                    May 7, 2003  17:15  PAGE 0001
| Sachs   |   Break                 ALL LOANS
|         |
-----------
 __________________________________________________________________________________________________________________________________
|Loans|Principal Balance|Curr WAC|Orig WAM|Am WAM|5/1 WAM|PP WAM|5/1Age|1st Cap|Per Cap|Maxrate|5/1 MTR|Margin| OLTV| COLTV|   FICO|
|_____|_________________|________|________|______|_______|______|______|_______|_______|_______|_______|______|_____|______|_______|
|2,920|  $454,838,876.30|   7.956|  352.47|347.86| 347.85| 18.61|  4.62|  2.330|  1.223| 14.492|  19.73| 6.347|78.27| 79.36|605.886|
|_____|_________________|________|________|______|_______|______|______|_______|_______|_______|_______|______|_____|______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate         |Principal Balance                |Orig Term                |5/1 Rem Term           |AM WAM                 |
|_____________________|_________________________________|_________________________|_______________________|_______________________|
| 4.50- 4.99%     0.19| $0 - $25,000                0.29|109 - 120 Mths       0.11|109 - 120 Mths     0.11|Missing            0.23|
| 5.00- 5.49%     0.03| $25,000 - $50,000           2.37|121 - 180 Mths       2.73|121 - 180 Mths     2.73|97 - 108 Mths      0.02|
| 5.50- 5.99%     0.77| $50,000 - $100,000         13.44|181 - 240 Mths       1.78|181 - 240 Mths     1.78|109 - 120 Mths     0.09|
| 6.00- 6.49%     2.64| $100,000 - $150,000        17.05|241 - 300 Mths       0.40|241 - 300 Mths     0.40|121 - 180 Mths     2.63|
| 6.50- 6.99%    18.29| $150,000 - $200,000        15.72|301 - 360 Mths      94.99|301 - 360 Mths    94.99|181 - 240 Mths     1.83|
| 7.00- 7.49%    15.17| $200,000 - $250,000        11.82|                         |                       |241 - 300 Mths     0.20|
| 7.50- 7.99%    25.17| $250,001 - $275,000         4.20|                         |                       |301 - 360 Mths    92.43|
| 8.00- 8.49%     9.57| $275,001 - $350,000        13.23|                         |                       |361 - 420 Mths     2.57|
| 8.50- 8.99%    14.48| $350,001 - $450,000        11.19|                         |                       |                       |
| 9.00- 9.49%     3.57| $450,001 - $550,000         5.23|                         |                       |                       |
| 9.50- 9.99%     4.12| $550,001 - $650,000         4.95|                         |                       |                       |
|10.00-10.99%     4.43| $650,001 - $750,000         0.15|                         |                       |                       |
|11.00-12.49%     1.41| $750,001 - $850,000         0.36|                         |                       |                       |
|*More*           0.16|                                 |                         |                       |                       |
|_____________________|_________________________________|_________________________|_______________________|_______________________|

 _________________________________________________________________________________________________________________________________
|Geography         |City           |Zip          |Property Type        |Purpose              |OLTV             |Comb OLTV         |
|__________________|_______________|_____________|_____________________|_____________________|_________________|__________________|
|California   36.63|LOS ANGE   2.74|80207    0.35|SINGLE FAMILY   73.23|CASHOUT REFI    54.70|0.01-50.00   3.96| 0.01-50.00   2.59|
|Florida       6.56|CHICAGO    2.22|94605    0.34|2-4 FAMILY      11.04|PURCHASE        21.05|50.01-60.0   4.32| 50.01-60.0   4.32|
|New York      5.39|SAN JOSE   1.57|94112    0.33|PUD             10.45|RATE/TERM REFI  14.09|60.01-70.0  12.42| 60.01-70.0  12.42|
|Illinois      5.37|SAN DIEG   1.27|92592    0.30|CONDO            3.73|DEBT                 |70.01-75.0  11.52| 70.01-75.0  11.52|
|New Jersey    4.89|OAKLAND    1.22|90016    0.29|MANUFACTURED         | CONSOLIDATION  10.17|75.01-80.0  24.43| 75.01-80.0  24.43|
|Texas         4.75|HOUSTON    1.03|94804    0.27|  HOUSING        1.55|                     |80.01-85.0  17.98| 80.01-85.0  17.98|
|Michigan      3.36|MIAMI      0.86|91977    0.27|                     |                     |85.01-90.0  20.59| 85.01-90.0  20.59|
|Arizona       3.17|SACRAMEN   0.85|94533    0.26|                     |                     |90.01-95.0   4.74| 90.01-95.0   4.79|
|Colorado      2.88|PHOENIX    0.81|94941    0.26|                     |                     |97.01-100.   0.02| 95.01-97.0   0.00|
|Massachuset   2.40|DENVER     0.72|60639    0.26|                     |                     |                 | 97.01-100.   1.33|
|*More*       24.59|*More*    86.71|*More*  97.07|                     |                     |                 |*More*        0.02|
|__________________|_______________|_____________|_____________________|_____________________|_________________|__________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  90.52|Missing   0.10|ALTERNATE DOC     3.76|    0     22.39| 1   98.63|
|NON-OWNER    9.18|500-519   6.57|FULL DOC         53.75|    6      0.18| 2    1.37|
|SECOND HOM   0.30|520-539   8.41|LIMITED DOC       3.06|   12      5.60|          |
|                 |540-559   9.00|STATED DOC       39.43|   24     45.19|          |
|                 |560-579  10.20|                      |   36     21.80|          |
|                 |580-619  25.29|                      |   42      0.03|          |
|                 |620-649  18.30|                      |   60      4.80|          |
|                 |650-699  16.70|                      |               |          |
|                 |700-749   4.22|                      |               |          |
|                 |750-799   1.21|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 __________________________________________________________________________________________________________________________________
|Amort              |5/1 MTR      |Margins         |1st Rate Cap|Per Rate Cap|Next Rate Adj Dt|Maxrate           |Pool             |
|___________________|_____________|________________|____________|____________|________________|__________________|_________________|
|2/28 LIBOR AR 54.96|Missing 40.33| Missing   40.29|  .    40.29|  .    40.29|      .    40.29| N/A         40.29|FIN AMERICA 40.38|
|25LIB1M/IO/10  0.03|  6      0.04| 3.01-5.00  0.54| 1.00   0.16| 1.00  33.16|JUN2003     0.03|11.00-12.49%  1.77|NEW CENTURY 59.62|
|3/27 LIBOR AR  4.71|  8      0.05| 5.01-6.00 14.02| 1.50  26.45| 1.50  26.52|NOV2003     0.04|12.50-12.99%  6.21|                 |
|FIXED BALLOON  0.29|  9      0.04| 6.01-6.50 33.58| 2.00   0.04| 3.00   0.03|JAN2004     0.05|13.00-13.49%  5.70|                 |
|FIXED RATE    40.01| 10      0.04| 6.51-7.00  8.27| 3.00  33.06|            |FEB2004     0.04|13.50-13.99%  9.87|                 |
|                   | 11      0.04| 7.01-7.50  2.91|            |            |MAR2004     0.04|14.00-14.49%  6.68|                 |
|                   | 12      0.14| 7.51-8.00  0.28|            |            |APR2004     0.04|14.50-14.99% 12.51|                 |
|                   | 13-24  54.74| 8.01-8.50  0.09|            |            |MAY2004     0.14|15.00-15.49%  4.10|                 |
|                   | 25-36   4.59|10.51-11.0  0.02|            |            |JUN2004     0.94|15.50-15.99%  7.17|                 |
|                   |             |                |            |            |JUL2004     1.56|16.00-16.49%  1.87|                 |
|                   |             |                |            |            |AUG2004     2.35|16.50-16.99%  1.78|                 |
|                   |             |                |            |            |SEP2004    16.18|17.00-17.49%  0.67|                 |
|                   |             |                |            |            |OCT2004     0.82|17.50-17.99%  0.82|                 |
|                   |             |                |            |            |NOV2004    11.87|18.00-18.49%  0.20|                 |
|                   |             |                |            |            |DEC2004     3.01|18.50-18.99%  0.23|                 |
|                   |             |                |            |            |JAN2005     1.21|19.00-19.49%  0.04|                 |
|                   |             |                |            |            |*More*     21.40|*More*        0.10|                 |
|___________________|_____________|________________|____________|____________|________________|__________________|_________________|


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| Goldman |
| Sachs   |
|         |                                         GSAMP 2003-HE1                                 17:15 Wednesday, May 7, 2003   1
-----------                                    Portfolio Summary Report
                                           Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                              Loans  Principal Balance  Curr WAC   Am WAM  5/1 WAM  5/1 Age
___________________________________________________________________________________________________________________________________
0001 FIN AMERICA                                        976    $183,648,522.76     7.938   355.66   355.11     3.05
0002 NEW CENTURY                                      1,944    $271,190,353.54     7.968   342.55   342.93     5.68
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                        2,920    $454,838,876.30
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| Goldman |   Project:              GSAMP 2003-HE1                                                    May 7, 2003  17:15  PAGE 0001
| Sachs   |   Break                 FIN AMERICA
|         |
-----------

 __________________________________________________________________________________________________________________________________
|Loans|Principal Balance|Curr WAC|Orig WAM|Am WAM|5/1 WAM|PP WAM|5/1 Age|1st Cap|Per Cap|Maxrate|5/1 MTR|Margin| OLTV|COLTV|   FICO|
|_____|_________________|________|________|______|_______|______|_______|_______|_______|_______|_______|______|_____|_____|_______|
|  976|  $183,648,522.76|   7.938|  358.17|355.66| 355.11| 18.86|   3.05|  2.999|  1.000| 13.979|  22.14| 6.164|80.41|80.41|605.863|
|_____|_________________|________|________|______|_______|______|_______|_______|_______|_______|_______|______|_____|_____|_______|

 _____________________________________________________________________________________________________________________________
|Current Rate            |Principal Balance              |Orig Term              |5/1 Rem Term          |AM WAM               |
|________________________|_______________________________|_______________________|______________________|_____________________|
| 5.50- 5.99%        0.35| $25,000 - $50,000         1.16|121 - 180 Mths     1.02|121 - 180 Mths    1.02|121 - 180 Mths   0.78|
| 6.00- 6.49%        5.41| $50,000 - $100,000        9.89|301 - 360 Mths    98.98|301 - 360 Mths   98.98|181 - 240 Mths   0.04|
| 6.50- 6.99%       18.26| $100,000 - $150,000      14.48|                       |                      |241 - 300 Mths   0.04|
| 7.00- 7.49%       16.49| $150,000 - $200,000      14.66|                       |                      |301 - 360 Mths  92.76|
| 7.50- 7.99%       20.80| $200,000 - $250,000      10.64|                       |                      |361 - 420 Mths   6.38|
| 8.00- 8.49%       10.93| $250,001 - $275,000       3.70|                       |                      |                     |
| 8.50- 8.99%       14.18| $275,001 - $350,000      15.21|                       |                      |                     |
| 9.00- 9.49%        2.98| $350,001 - $450,000      13.98|                       |                      |                     |
| 9.50- 9.99%        4.77| $450,001 - $550,000       5.43|                       |                      |                     |
|10.00-10.99%        4.36| $550,001 - $650,000       9.97|                       |                      |                     |
|11.00-12.49%        1.47| $750,001 - $850,000       0.88|                       |                      |                     |
|                        |                               |                       |                      |                     |
|                        |                               |                       |                      |                     |
|                        |                               |                       |                      |                     |
|________________________|_______________________________|_______________________|______________________|_____________________|

 ________________________________________________________________________________________________________________________________
|Geography        |City           |Zip         |Property Type       |Purpose               |OLTV              |Comb OLTV         |
|_________________|_______________|____________|____________________|______________________|__________________|__________________|
|California  40.49|CHICAGO    3.68|92592   0.75|SINGLE FAMILY  70.03|CASHOUT REFI     36.30| 0.01-50.00   2.18| 0.01-50.00   2.18|
|Illinois     8.64|SAN JOSE   2.95|80207   0.66|PUD            13.53|PURCHASE         29.15| 50.01-60.0   2.57| 50.01-60.0   2.57|
|Florida      6.74|LOS ANGE   2.58|94941   0.65|2-4 FAMILY     10.26|DEBT                  | 60.01-70.0  10.32| 60.01-70.0  10.32|
|Arizona      6.13|SAN DIEG   1.56|94401   0.63|CONDO           5.22|  CONSOLIDATION  25.18| 70.01-75.0  13.34| 70.01-75.0  13.34|
|New Jersey   5.72|SCOTTSDA   1.49|91977   0.56|MANUFACTURED        |RATE/TERM REFI    9.37| 75.01-80.0  26.04| 75.01-80.0  26.04|
|Colorado     3.03|PHOENIX    1.36|94901   0.50| HOUSING        0.96|                      | 80.01-85.0  14.29| 80.01-85.0  14.29|
|Texas        3.03|OAKLAND    1.04|95123   0.47|                    |                      | 85.01-90.0  23.41| 85.01-90.0  23.41|
|Michigan     1.86|DENVER     1.00|94605   0.45|                    |                      | 90.01-95.0   7.86| 90.01-95.0   7.86|
|Massachuset  1.64|CORONA     0.99|92879   0.45|                    |                      |                  |                  |
|Oregon       1.63|WASHINGT   0.86|60544   0.45|                    |                      |                  |                  |
|*More*      21.08|*More*    82.50|*More* 94.42|                    |                      |                  |                  |
|_________________|_______________|____________|____________________|______________________|__________________|__________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  85.97|Missing   0.24|ALTERNATE DOC     9.31|    0     25.22| 1  100.00|
|NON-OWNER   13.40|500-519   3.41|FULL DOC         55.13|    6      0.36|          |
|SECOND HOM   0.63|520-539   8.29|STATED DOC       35.56|   12      1.13|          |
|                 |540-559  10.12|                      |   24     55.00|          |
|                 |560-579  12.28|                      |   36     12.92|          |
|                 |580-619  28.73|                      |   60      5.38|          |
|                 |620-649  16.08|                      |               |          |
|                 |650-699  16.00|                      |               |          |
|                 |700-749   3.92|                      |               |          |
|                 |750-799   0.93|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 __________________________________________________________________________________________________________________________________
|Amort              |5/1 MTR      |Margins         |   1st Rate|   Per Rate|Next Rate Adj Dt|Maxrate           |Pool              |
|                   |             |                |        Cap|        Cap|                |                  |                  |
|___________________|_____________|________________|___________|___________|________________|__________________|__________________|
|2/28 LIBOR AR 73.64|Missing 18.33| Missing   18.33| .    18.33| .    18.33|      .    18.33| N/A         18.33|FIN AMERICA 100.00|
|3/27 LIBOR AR  8.03| 13-24  73.94| 3.01-5.00  1.02|2.00   0.05|1.00  81.67|SEP2004     0.03|11.00-12.49%  4.29|                  |
|FIXED BALLOON  0.24| 25-36   7.73| 5.01-6.00 33.78|3.00  81.62|           |OCT2004     0.07|12.50-12.99% 13.59|                  |
|FIXED RATE    18.09|             | 6.01-6.50 44.61|           |           |NOV2004    28.14|13.00-13.49% 12.97|                  |
|                   |             | 6.51-7.00  2.15|           |           |DEC2004     5.53|13.50-13.99% 17.47|                  |
|                   |             | 8.01-8.50  0.07|           |           |JAN2005     0.79|14.00-14.49%  9.67|                  |
|                   |             |10.51-11.0  0.05|           |           |FEB2005     0.06|14.50-14.99% 12.66|                  |
|                   |             |                |           |           |MAR2005     0.97|15.00-15.49%  2.91|                  |
|                   |             |                |           |           |APR2005    29.03|15.50-15.99%  3.66|                  |
|                   |             |                |           |           |MAY2005     9.32|16.00-16.49%  1.41|                  |
|                   |             |                |           |           |NOV2005     1.06|16.50-16.99%  1.67|                  |
|                   |             |                |           |           |DEC2005     0.31|17.00-17.49%  0.79|                  |
|                   |             |                |           |           |APR2006     5.13|17.50-17.99%  0.42|                  |
|                   |             |                |           |           |MAY2006     1.23|18.00-18.49%  0.16|                  |
|                   |             |                |           |           |                |                  |                  |
|                   |             |                |           |           |                |                  |                  |
|                   |             |                |           |           |                |                  |                  |
|___________________|_____________|________________|___________|___________|________________|__________________|__________________|


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-----------
| Goldman |   Project:              GSAMP 2003-HE1                                                    May 7, 2003  17:15  PAGE 0002
| Sachs   |   Break                 NEW CENTURY
|         |
-----------

 __________________________________________________________________________________________________________________________________
|Loans|Principal Balance|Curr WAC|Orig WAM|Am WAM|5/1 WAM|PP WAM|5/1 Age|1st Cap|Per Cap|Maxrate|5/1 MTR|Margin| OLTV|COLTV|   FICO|
|_____|_________________|________|________|______|_______|______|_______|_______|_______|_______|_______|______|_____|_____|_______|
|1,944|  $271,190,353.54|   7.968|  348.61|342.55| 342.93| 18.44|   5.68|  1.503|  1.498| 15.124|  16.75| 6.574|76.82|78.66|605.902|
|_____|_________________|________|________|______|_______|______|_______|_______|_______|_______|_______|______|_____|_____|_______|

 _____________________________________________________________________________________________________________________________
|Current Rate        |Principal Balance             |Orig Term                |5/1 Rem Term           |AM WAM                 |
|____________________|______________________________|_________________________|_______________________|_______________________|
| 4.50- 4.99%    0.32| $0 - $25,000             0.49|109 - 120 Mths       0.18|109 - 120 Mths     0.18|Missing            0.38|
| 5.00- 5.49%    0.06| $25,000 - $50,000        3.19|121 - 180 Mths       3.88|121 - 180 Mths     3.88|97 - 108 Mths      0.03|
| 5.50- 5.99%    1.05| $50,000 - $100,000      15.85|181 - 240 Mths       2.99|181 - 240 Mths     2.99|109 - 120 Mths     0.15|
| 6.00- 6.49%    0.76| $100,000 - $150,000     18.79|241 - 300 Mths       0.66|241 - 300 Mths     0.66|121 - 180 Mths     3.88|
| 6.50- 6.99%   18.31| $150,000 - $200,000     16.44|301 - 360 Mths      92.29|301 - 360 Mths    92.29|181 - 240 Mths     3.05|
| 7.00- 7.49%   14.28| $200,000 - $250,000     12.62|                         |                       |241 - 300 Mths     0.31|
| 7.50- 7.99%   28.13| $250,001 - $275,000      4.54|                         |                       |301 - 360 Mths    92.21|
| 8.00- 8.49%    8.64| $275,001 - $350,000     11.89|                         |                       |                       |
| 8.50- 8.99%   14.68| $350,001 - $450,000      9.30|                         |                       |                       |
| 9.00- 9.49%    3.97| $450,001 - $550,000      5.09|                         |                       |                       |
| 9.50- 9.99%    3.68| $550,001 - $650,000      1.56|                         |                       |                       |
|10.00-10.99%    4.48| $650,001 - $750,000      0.25|                         |                       |                       |
|11.00-12.49%    1.36|                              |                         |                       |                       |
|*More*          0.27|                              |                         |                       |                       |
|____________________|______________________________|_________________________|_______________________|_______________________|

 _________________________________________________________________________________________________________________________________
|Geography        |City          |Zip         |Property Type             |Purpose             |OLTV             |Comb OLTV        |
|_________________|______________|____________|__________________________|____________________|_________________|_________________|
|California  34.02|LOS ANGE  2.85|90262   0.38|SINGLE FAMILY        75.40|CASHOUT REFI   67.15| 0.01-50.00  5.17| 0.01-50.00  2.87|
|New York     7.95|HOUSTON   1.34|91103   0.35|2-4 FAMILY           11.56|RATE/TERM REFI 17.28| 50.01-60.0  5.50| 50.01-60.0  5.50|
|Florida      6.44|OAKLAND   1.33|11714   0.34|PUD                   8.37|PURCHASE       15.57| 60.01-70.0 13.85| 60.01-70.0 13.85|
|Texas        5.92|CHICAGO   1.22|60010   0.33|CONDO                 2.71|                    | 70.01-75.0 10.29| 70.01-75.0 10.29|
|Michigan     4.37|MIAMI     1.18|94806   0.32|MANUFACTURED HOUSING  1.95|                    | 75.01-80.0 23.33| 75.01-80.0 23.33|
|New Jersey   4.34|SAN DIEG  1.08|92649   0.32|                          |                    | 80.01-85.0 20.49| 80.01-85.0 20.49|
|Illinois     3.16|SACRAMEN  1.02|90016   0.32|                          |                    | 85.01-90.0 18.68| 85.01-90.0 18.68|
|Massachuset  2.92|BRONX     0.88|92694   0.30|                          |                    | 90.01-95.0  2.64| 90.01-95.0  2.71|
|Colorado     2.78|DETROIT   0.86|92807   0.30|                          |                    | 97.01-100.  0.04| 95.01-97.0  0.01|
|Connecticut  1.92|BROOKLYN  0.84|95132   0.29|                          |                    |                 | 97.01-100.  2.23|
|*More*      26.20|*More*   87.39|*More* 96.75|                          |                    |                 |*More*       0.03|
|_________________|______________|____________|__________________________|____________________|_________________|_________________|

 __________________________________________________________________________________
|Occupancy        |FICO          |Doc                   |Prepay Months  |Lien      |
|_________________|______________|______________________|_______________|__________|
|OWNER OCCU  93.60|500-519   8.70|FULL DOC         52.81|    0     20.48| 1   97.70|
|NON-OWNER    6.33|520-539   8.50|LIMITED DOC       5.13|    6      0.06| 2    2.30|
|SECOND HOM   0.07|540-559   8.24|STATED DOC       42.06|   12      8.63|          |
|                 |560-579   8.79|                      |   24     38.54|          |
|                 |580-619  22.96|                      |   36     27.81|          |
|                 |620-649  19.80|                      |   42      0.06|          |
|                 |650-699  17.18|                      |   60      4.42|          |
|                 |700-749   4.43|                      |               |          |
|                 |750-799   1.40|                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|                 |              |                      |               |          |
|_________________|______________|______________________|_______________|__________|

 __________________________________________________________________________________________________________________________________
|Amort              |5/1 MTR      |Margins        |1st Rate Cap|Per Rate Cap|Next Rate Adj Dt|Maxrate           |Pool              |
|___________________|_____________|_______________|____________|____________|________________|__________________|__________________|
|2/28 LIBOR AR 42.31|Missing 55.22|Missing   55.17|  .    55.17|  .    55.17|      .    55.17| N/A         55.17|NEW CENTURY 100.00|
|25LIB1M/IO/10  0.06|  6      0.07|3.01-5.00  0.21| 1.00   0.27| 1.00   0.30|JUN2003     0.06|11.00-12.49%  0.06|                  |
|3/27 LIBOR AR  2.47|  8      0.08|5.01-6.00  0.64| 1.50  44.36| 1.50  44.47|NOV2003     0.07|12.50-12.99%  1.22|                  |
|FIXED BALLOON  0.32|  9      0.06|6.01-6.50 26.11| 2.00   0.04| 3.00   0.06|JAN2004     0.08|13.00-13.49%  0.77|                  |
|FIXED RATE    54.84| 10      0.06|6.51-7.00 12.42| 3.00   0.17|            |FEB2004     0.06|13.50-13.99%  4.72|                  |
|                   | 11      0.06|7.01-7.50  4.88|            |            |MAR2004     0.06|14.00-14.49%  4.66|                  |
|                   | 12      0.24|7.51-8.00  0.47|            |            |APR2004     0.06|14.50-14.99% 12.40|                  |
|                   | 13-24  41.74|8.01-8.50  0.11|            |            |MAY2004     0.24|15.00-15.49%  4.90|                  |
|                   | 25-36   2.47|               |            |            |JUN2004     1.58|15.50-15.99%  9.55|                  |
|                   |             |               |            |            |JUL2004     2.61|16.00-16.49%  2.19|                  |
|                   |             |               |            |            |AUG2004     3.94|16.50-16.99%  1.85|                  |
|                   |             |               |            |            |SEP2004    27.12|17.00-17.49%  0.59|                  |
|                   |             |               |            |            |OCT2004     1.33|17.50-17.99%  1.09|                  |
|                   |             |               |            |            |NOV2004     0.85|18.00-18.49%  0.22|                  |
|                   |             |               |            |            |DEC2004     1.30|18.50-18.99%  0.38|                  |
|                   |             |               |            |            |JAN2005     1.49|19.00-19.49%  0.07|                  |
|                   |             |               |            |            |*More*      3.99|*More*        0.17|                  |
|___________________|_____________|_______________|____________|____________|________________|__________________|__________________|


Disclaimer:

Copyright(C)2000 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.